The Safety Profile of an Investigational Contraceptive Patch in Women With and Without Hormonal Contraceptive Experience

Paula M. Castaño[a], James A. Simon[b], Beatrice A. Chen[c], Lisa Flood[d], Michelle Previtera[d], Joseph A. Chiodo III[d], Elizabeth I.O. Garner[d]

[a]Columbia University Irving Medical Center, 622 West 168th Street, New York, NY 10032, USA; [b]George Washington University, Women's Health & Research Consultants®, 1850 M Street, NW #450 Washington, DC 20036; [c]University of Pittsburgh/Magee-Womens Research Institute, 300 Halket Street, Pittsburgh, PA 15213, USA; [d]Agile Therapeutics, 101 Poor Farm Road, Princeton, NJ 08540, USA.

INTRODUCTION

- AG200-15 (Twirla®) is a transdermal contraceptive delivery system under investigation as a once-weekly prescription contraceptive patch
- AG200-15 delivers daily exposure of 120 µg of levonorgestrel (LNG) and 30 µg of ethinyl estradiol (EE)
- A 28-day cycle consists of consecutive administration of three 7-day patches followed by 7 days off-treatment
- SECURE (Study to Evaluate Contraception Use, Reliability, and Effectiveness) was a 1-year, single-arm, open-label, multicenter Phase 3 study of the contraceptive efficacy, safety and tolerability of AG200-15 (ClinicalTrials.gov NCT02158572)

OBJECTIVE

- To evaluate the safety of the AG200-15 patch in women with a range of experience with hormonal contraception.

STUDY DESIGN, MATERIAL, & METHODS

- SECURE employed broad enrollment criteria with no restrictions on body mass index or weight
- Subjects were ≥18 years of age, sexually active, and with menses every 21-38 days
- All study sites were in the U.S.
- Safety was evaluated for women who were:
  - Current (actively using a hormonal contraceptive at study entry) users of hormonal contraception
  - Naïve (had never used any hormonal contraceptive) users of hormonal contraception
- Treatment-emergent adverse events (TEAEs) were evaluated and defined as adverse events that occurred from start of treatment to the day after the last patch was removed
- Hormone-related adverse reactions were evaluated and defined as reactions likely caused by combination hormonal contraception

RESULTS

Figure 1. Schematic of the AG200-15 Contraceptive Patch
(Not an actual patch; Not drawn to scale)



AG200-15 Dimensions	
Total Patch Area	28.0 cm^2
Active Drug Matrix Area	15.0 cm^2
Total Patch Diameter	5.97 cm
Drug Matrix Diameter	4.37 cm
Peripheral Adhesive Width	0.80 cm
Total Patch Thickness	< 1mm

Subject Disposition and Characteristics

- 190 naïve users were enrolled in the study and 78 (41%) completed the study (**Table 1**)
- 704 current users were enrolled and 403 (57%) completed the study
- Former and recent users are not presented
- The mean age (in years) of naïve users was 24.5 and 27.9 for current users. Further baseline information is presented in **Table 2**

Table 1: Subject Disposition

Disposition Status	Naïve Users (%)	Current Users (%)
Enrolled	190	704
Safety	190	704
Completer	78 (41)	403 (57)
Reason for Discontinuation		
Any Reason	112 (59)	301 (43)
Adverse Event	13 (7)	93 (13)
Death	0	0
Non-Compliance	22 (12)	26 (4)
Lost to Follow Up	33 (17)	48 (7)
Subject Decision	29 (15)	92 (13)
Pregnancy	7 (4)	15 (2)

Table 2. Baseline Population Characteristics

Parameter	Naïve Users (n=190)	Current Users (n=704)
Age, mean (SD)	24.5 years (5.7)	27.9 years (6.2)
Weight, median (range)	73.9 kg (39.5-147.0)	73.8 kg (39.0-144.7)
BMI, median (range)	27.5 kg/m² (16.7-50.7)	27.4 kg/m² (15.1-51.5)
BMI ≥ 30 kg/m²(obese), %	33	29
Black/ African American, %	31	16
White, %	56	75
Hispanic/ Latino, %	28	18

- Of current users, 551 (78%) had never used transdermal contraceptives
- The most widely used current hormonal contraceptive method was oral contraceptive pills (33%) (**Table 3**)
- The most used method overall was the male condom with or without spermicide (57%)

Table 3. Summary of Current Contraceptive Methods

Current Contraceptive Method	Users n (%)
Oral*	604 (33)
Patch*	41 (2)
Vaginal Ring	61 (3)
Injectable	1 (0.1)
Male Condom with or without Spermicide	1050 (57)
Female Condom with or without Spermicide	12 (0.7)
Diaphragm, Cervical Cap, or Sponge with or without Spermicide	6 (0.3)
Rhythm Method (Fertility Awareness), Withdrawal, or Outercourse	314 (17)
Emergency Contraception	1 (0.1)
Other	4 (0.2)

*Two subjects reported both patch and oral

Safety

- 2031 participants applied at least one patch and were included in the safety analysis
  - 49% of subjects completed the study
- 1085 (53%) subjects experienced a TEAE (**Table 4**)
- 552 (27%) were definitely related, probably related, or possibly related to study drug
- 224 (11%) subjects discontinued due to an adverse event

Table 4. Safety Evaluation

Category	AG200-15 (%, N=2031)
Subjects with Any TEAEs	1085 (53)
Subjects with Any Study Drug-Related* TEAEs	552 (27)
Subjects with Severe TEAEs	92 (5)
Subjects with Serious TEAEs (SAE)	40 (2)
Subjects with Study Drug-Related* Serious TEAEs (SAE)	15 (0.7)
Subjects with TEAEs Resulting in Study Drug Discontinuation	224 (11)
Subjects with TEAEs Resulting in Death	0

*Drug-related: definitely related, probably related, or possibly related.

- For naïve users (**Table 5**):
  - 81 (43%) reported TEAEs
  - 16 (8%) reported TEAEs resulting in study drug discontinuation
  - 3 (2%) reported SAEs
  - 2 (1%) reported SAEs resulting in study drug discontinuation
- For current users:
  - 431 (61%) reported TEAEs
  - 92 (13%) reported TEAEs resulting in study drug discontinuation
  - 6 (0.9%) reported SAEs
  - 3 (0.4%) reported SAEs resulting in study drug discontinuation

Table 5. Summary of TEAEs

Parameter	Naïve Users (%, n=190)	Current Users (%, n=704)
TEAEs	81 (43)	431 (61)
Study-Related* TEAEs	45 (24)	221 (31)
Severe TEAEs	6 (3)	31 (4)
Serious TEAEs (SAE) (including death)	3 (2)	6 (0.9)
Drug-Related* Serious TEAEs (SAE)	1 (0.5)	3 (0.4)
TEAEs Resulting in Study Drug Discontinuation	16 (8)	92 (13)
TEAEs Resulting in Death	0	0

*Drug-related: definitely related, probably related, or possibly related.

- Hormone-related adverse events reported by at least 2% of naïve users were headache (n=8, 4.2%), nausea (n=6, 3.2%), dysmenorrhea (n=5, 2.6%), mood swings (n=4, 2.1%), and acne (n=3, 1.6%)
- For current users, hormone-related adverse reactions reported by at least 2% were nausea (n=27, 3.8%), headache (n= 23, 3.3%), dysmenorrhea (n=21, 3.0%), acne (n=16, 2.3%), and mood swings (n=8, 1.1%)
- 3 naïve users and 6 current users experienced 10 serious adverse events (SAEs) (**Table 6**)
  - One current user experienced 2 SAEs
- 6 of the 10 SAEs were characterized as unrelated to study drug

Table 6. Serious Adverse Events

Serious Adverse Event	User Status	Study Drug Relationship
Appendectomy	Naïve	Unrelated
Suicide Attempt	Naïve	Possibly related
Ectopic Pregnancy*	Naïve	Unrelated
Bipolar Disorder	Current	Unrelated
Seizure/Recurrent Seizure	Current	Unrelated/Possibly related
Deep Vein Thrombosis	Current	Unrelated
Cholelithiasis	Current	Possibly Related
Appendicitis	Current	Unrelated
Pulmonary Embolism	Current	Probably related

*Ectopic Pregnancy was classified as occurring on treatment

CONCLUSIONS

- Overall, the safety profile for AG200-15 is comparable to recently approved combined hormonal contraceptives[1]
- Higher percentages of any TEAEs and TEAEs resulting in study drug discontinuation were reported among women who were current users compared to naïve users.
- Knowledge of the contraceptive history of women seeking hormonal contraception may help prescribers focus their counseling.
- Hormone-related adverse events were similar between naïve and current users.

REFERENCES

[1] Grossman Barr N. Managing Adverse Effects of Hormonal Contraceptives. Am Fam Physicians. 2010;82(12):1499-1596.

DISCLOSURES

PC: Consultant/Advisor: Bayer, Merck; Research Support: Bayer, Merck.
JS: Consultant/Advisor: AbbVie, Allergan, AMAG, Amgen, Ascend, Azure, Millendo, Nuelle, Radius, Regeneron, Roivant, Sanofi, Sebela, Sermonix, Shionogi, Symbiotec, TherapeuticsMD, Valeant; Speaker: Novo Nordisk, Shionogi, Valeant; Research Support: AbbVie, Agile, Allergan, Bayer, New England Research Institute, Palatin, Symbio, TherapeuticsMD; Stock Ownership, Sermonix.
BC: Research support: Medicines 360 and Merck, managed by Magee-Womens Research Institute. Advisory board: Merck.
LF: Former employee of Agile Therapeutics.
MP: Former Consultant/Advisor: Agile Therapeutics.
JC/EG: Employee/Stock Ownership: Agile Therapeutics.

Presented at American Society for Reproductive Medicine 2018 Scientific Congress & Expo October 6-10, 2018, in Denver, CO